EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Explore Anywhere Holding Corp. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2012, I, Justin Frere, Chief Financial Officer of Explore Anywhere Holding Corp., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	Such Annual Report on Form 10-K for the fiscal year ended December 31, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Annual Report on Form 10-K for the fiscal year ended December 31, 2012, fairly presents, in all material respects, the financial condition and results of operations of Explore Anywhere Holding Corp.

Date: April 12, 2013	By:	/s/Justin Frere
Justin Frere
Chief Financial Officer (Principle Financial Officer
and Principle Accounting Officer)